Exhibit 10.44

CMTG DB Finance LLC

c/o Mack Real Estate Credit Strategies

60 Columbus Circle, 20th Floor

New York, New York 10023

May 7, 2020

Deutsche Bank AG, Cayman Islands Branch

60 Wall Street

New York, New York 10005

Attention: Tom Rugg

RE:

Master Repurchase Agreement, dated as of June 26, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”) by and between Deutsche Bank AG, Cayman Islands Branch as Buyer (“Buyer”) and CMTG DB Finance LLC as Master Seller (“Master Seller”) and Letter Agreement, dated as of June 26, 2019 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Letter Agreement”) by and between Buyer and Master Seller

Ladies and Gentlemen:

Reference is hereby made to the Master Repurchase Agreement and the Letter Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Master Repurchase Agreement, or if not defined therein, then such terms shall have the meanings set forth in the Letter Agreement.

Pursuant to Section 3(a)(i) of the Letter Agreement, Master Seller hereby gives Buyer notice of its exercise of an Extension Option to extend the current Facility Termination Date of the Original Repurchase Date to the First Extended Repurchase Date.

Very truly yours,

CMTG DB Finance LLC

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

CC:	Cadwalader, Wickersham & Taft LLP
One World Financial Center
200 Liberty Street
New York, New York 10281
Attention: Y. Jeffrey Rotblat, Esq.